PROCEEDS IMPOUND & ESCROW AGREEMENT


THIS PROCEEDS IMPOUND & ESCROW AGREEMENT (this "Agreement") is made and entered into this _____ day of _________, 2002 by and between Java Express, Inc. (the "Company"), and Centennial Bank, a Utah Banking Corporation (the "Escrow Agent").

                             Premises

     The Company proposes to offer for sale to the general public in the States Nevada and Utah, Shares of Common stock (the "Common Stock"), par value of $.001, at an offering price of $0.05 per Share in accordance with the registration provisions of the Securities Divisions of the States of Nevada and Utah and the Securities Act of 1933, as amended, and pursuant to a registration statement (the "Registration Statement") filed with the Securities Divisions of the States of Nevada and Utah and the United States Securities and Exchange Commission. The Company agrees herein to offer for sale the Common Stock in accordance with the terms of the offering prospectus filed with the Divisions of Securities of the States of Nevada and Utah. In accordance with the terms of the Registration Statement, the Company desires to provide for the impound and escrow of the gross subscription payments for Common Stock until the amount, as set forth below, has been received.

                            Agreement

     NOW, THEREFORE, the parties hereto agree as follows:

1. The proceeds to the company or to any officer or representative of the company from subscriptions for the purchase of common stock in the subject offering shall be deposited promptly with the Escrow Agent, but in any event no later than five business days following receipt.

2. Concurrently with transmitting funds to the Escrow Agent, the company shall also deliver to the Escrow Agent a schedule setting forth the name and address of each subscriber whose funds are included in such transmittal, the number of shares subscribed for, and the dollar amount paid. All funds so deposited shall remain the property of the subscriber and shall not be subject to any lien or charges by the Escrow Agent, or judgements or creditors' claims against the company until released to it in the manner hereinafter provided.

3. If at any time prior to the expiration of the minimum offering period, as specified in paragraph 4, at least $60,000.00 has been deposited pursuant to this Agreement, the Escrow Agent shall confirm the receipt of such funds to the company.

4. If, within six (6) months after the effective date of the Registration Statement, the Company and its agents have not deposited at least $60,000.00 in good funds with the Escrow Agent, the Escrow Agent shall notify the company and shall promptly transmit to those investors who subscribed for the purchase of shares the amount of money each such investor so paid. The Escrow Agent shall furnish to the company an accounting for the refund in full to all subscribers.

5. If at any time prior to the termination of this escrow the Escrow Agent is advised by the Division of Securities of the State of Nevada and Utah or the Securities and Exchange Commission that a stop order has been issued with respect to the registration statement, the Escrow Agent shall thereon return all funds to the respective subscribers.

6. It is understood and agreed that the duties of the Escrow Agent are entirely ministerial, being limited to receiving monies from the company and its agents and holding and disbursing such monies in accordance with this Agreement.

7. The Escrow Agent is not a party to, and is not bound by any agreement between the company and any other party which may be evidenced by or arise out of the foregoing instructions.

8. The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness, or validity of any instrument deposited with it, or with respect to the form or execution of the same, or the identity, authority, or rights of any person executing or depositing the same.

9. The Escrow Agent shall not be required to take or be bound by notice of any default of any person or to take any action with respect to such default involving any expense or liability, unless notice in writing is given to an officer of the Escrow Agent or such default by the undersigned or any of them, and unless it is indemnified in a manner satisfactory to it against any expense or liability arising therefrom.

10. The Escrow Agent shall not be liable for acting on any notice, request, waiver, consent, receipt, or other paper or document believed by the Escrow Agent to be genuine and to have been signed by the proper party or parties.

11. The Escrow Agent shall not be liable for any error of judgement or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herein, except its own willful misconduct.

12. The Escrow Agent shall not be answerable for the default or misconduct of any agent, attorney or employee appointed by it if such agent, attorney, or employee shall have been selected with reasonable care.

13. The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the consideration of the foregoing instructions or the Escrow Agent's duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

14. In the event of any disagreement between the undersigned or any of them, the person or persons named in the forgoing instructions, and/or any other person, resulting in adverse claims and/or demands being made in connection with or for any papers, money, or property involved herein or affected hereby, the Escrow Agent shall be entitled at its option to refuse to comply with any such claim, or demand so long as such disagreement shall continue and, in so refusing, the Escrow Agent shall not be or become liable to the undersigned or any of them or to any person named in the foregoing instructions for the failure or refusal to comply with such conflicting or adverse demands, and the Escrow Agent shall, be entitled to continue to refrain and refuse to so act until:

     (a) the rights of adverse claimants have been finally adjudicated in a court assuming and having jurisdiction of the parties and the money, papers, and property involved herein or affected hereby; and/or

     (b) all differences shall have been adjusted by agreement and the Escrow Agent shall have been notified thereof in writing signed by all of the persons interested.

15. There shall be no fee or set-up charges by the Escrow Agent. However, if a minimum of $60,000 is not received in escrow within the escrow period and the Escrow Agent is required to return funds to investors as provided in section 4, the Escrow Agent shall receive a fee of $5.00 per check for such service. The fee agreed upon for services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Agreement. However, in the event that the conditions of this Agreement are not fulfilled, the Escrow Agent renders any material service not contemplated by this Agreement, there is any assignment of interest in the subject matter of this Agreement, there is any material modification hereof, any material controversy arises hereunder, or the Escrow Agent is made a party to or justifiably intervenes in any litigation pertaining to this Agreement or the subject matter hereof, the Escrow Agent shall be reasonably compensated for such extraordinary expenses, including reasonable attorney's fees, occasioned by any delay, controversy, litigation, or event and the same may be recoverable only from the company.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.



BY: ____________________________________
        Duly Authorized Officer

Centennial Bank hereby acknowledges receipt of this Agreement and agrees to act in accordance with said Agreement and on the terms and conditions above set forth this _____ day of ____________ 2002.


            BY: ____________________________________
                Lance Musicant, President
                Java Express, Inc.